[LOGO GRAPH OMITTED]


                           POLARIS GLOBAL VALUE FUND




                               SEMI-ANNUAL REPORT

                                 JUNE 30, 2002




                                     POLARIS
                            CAPITAL MANAGEMENT, INC.
                           http://www.polarisfund.com

TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----


A Message to Our Shareholders ...................................... 1

Schedule of Investments ............................................ 3

Statement of Assets and Liabilities ................................ 5

Statement of Operations ............................................ 6

Statements of Changes in Net Assets ................................ 7

Financial Highlights ............................................... 8

Notes to Financial Statements ...................................... 9

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2002
--------------------------------------------------------------------------------


Dear Fellow Shareholder,


The Polaris Global Value Fund (the "Fund") advanced 16.48% for the six months ended June 30, 2002 while the MSCI World Index declined 8.82%. The table below shows the Fund also remains ahead of the MSCI World Index for the past 1, 3, 5 and 10 years and since inception.

During the first half of 2002, the Fund benefited from broad gains across portfolio holdings, including U.S. investments (up 13%), a Canadian methanol producer (up over 50%), European investments (up 5%), South African investments (up 22%), as well as gains in Korean, Scandinavian, and Hong Kong investments. Among financial services holdings, small- and medium-size U.S. banks advanced quite strongly due to steady earnings growth and high quality loan portfolios. European bank performance was mixed primarily due to one holding with investments in Latin America. We are vigilant in selecting bank investments that have declining funds costs and low risk loan portfolios - by employing this careful stock selection, we avoided investing in larger banks many of which are currently experiencing problems.

The Fund also favored investments in basic materials with particular concentration in paper, platinum, methanol, and special situations in energy. The Fund manager is specifically attracted to the cash generation ability of firms in these sectors. For instance, in the paper and platinum sectors, production is concentrated among a few suppliers that have reduced production to meet declining global demand in the slowing world economy. This rational producer behavior has kept margins and cash flow from declining to unprofitable levels and has helped stocks advance in a declining market. In addition, the Fund benefited from a buyout bid directed at Jefferson Smurfit, an Irish paper industry holding.

Technology investments declined, partially offsetting otherwise good performance. While we recognize the overwhelming presence of the "information age," we are acutely aware of the over-capacity built from 1998-2000 that has not been absorbed due to anemic demand and a lack of investment in this cyclical business. As we revised our cash flow projections for technology companies, several of our holdings no longer met our value criteria and we noticed troubling trends in some companies' balance sheets. Simultaneously, our research process outlined several opportunities in the healthcare sector, and we shifted many of our holdings from technology to health care in the second quarter. Investments in the health care sector represented less than 7% of the Fund at quarter end.


The following table summarizes average annual total returns through June 30, 2002. *



                                    Calendar 2002                               As of June 30, 2002
                                -----------------------------------------------------------------------------------
                                 YTD      QII       QI          1 Year      3 Yrs       5 Yrs    10 Yrs      ITD
                                -----------------------------------------------------------------------------------
Polaris Global Value Fund       16.48%   -1.27%    17.98%       12.13%      5.22%       5.01%    12.43%     10.36%

MSCI World Index                -8.82%   -9.13%     0.34%      -15.22%     -8.82%       0.52%     7.79%      5.59%



* RESULTS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. RETURNS GREATER THAN 1 YEAR ARE ANNUALIZED. SEE PAGE 3 FOR ADDITIONAL DISCLOSURE.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2002
--------------------------------------------------------------------------------


At the end of the second quarter, we saw increasing market volatility as many companies fell substantially in value. Our research process has focused on some good value opportunities, but we are cognizant that many companies remain substantially overvalued and could fall further. We are prepared for additional market declines as investors adjust their objectives and their willingness to pay for earnings and cash flow. In closing, the current market correction is extremely healthy for the long-term strength of securities markets. As value investors, we look forward to substantial market corrections to drive company valuations down. At Polaris Capital Management, our investment strategy of patience and discipline in such markets will allow us to invest when stock valuations meet our value criteria. So, while our research leads us to believe that stock prices may go lower, we are enthusiastic these conditions will be very favorable to our value strategy in the long term.

I hope you find this added information about past and current portfolio strategy helpful. For additional information about the Fund, its performance and holdings, please visit the Web site at WWW.POLARISFUND.COM or contact us through the Fund's toll free telephone number. Thank you for your continued support.

Sincerely,

/s/ Bernard R. Horn, Jr.

Bernard R. Horn, Jr.
Portfolio Manager



MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE OF THE FUND. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS INCLUDE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED. IN THE ABSENCE OF THESE WAIVERS AND REIMBURSEMENTS, PERFORMANCE FIGURES WOULD BE LOWER. THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS.

ON JUNE 1, 1998, A LIMITED PARTNERSHIP MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR LIMITED PARTNERSHIP MAINTAINED AN INVESTMENT OBJECTIVE AND INVESTMENT POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THOSE OF THE FUND. THE FUND'S PERFORMANCE FOR PERIODS BEFORE JUNE 1, 1998 IS THAT OF THE LIMITED PARTNERSHIP AND INCLUDES THE EXPENSES OF THE LIMITED PARTNERSHIP. IF THE LIMITED PARTNERSHIP'S PERFORMANCE HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR THE PERIODS PRIOR TO JUNE 1, 1998 MAY HAVE BEEN LOWER. THE LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

THE MSCI WORLD INDEX ("MSCI") MEASURES THE PERFORMANCE OF A DIVERSE RANGE OF GLOBAL STOCK MARKETS IN THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE MSCI IS UNMANAGED AND DOES INCLUDE THE
REINVESTMENT OF DIVIDENDS, NET OF WITHHOLDING TAXES. ONE CANNOT INVEST IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF JUNE 30, 2002, AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT AND DO NOT CONSTITUTE INVESTMENT ADVICE. (08/02)

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS (unaudited)
JUNE 30, 2002
--------------------------------------------------------------------------------

COMMON STOCK - 98.5%

   SHARES                 SECURITY DESCRIPTION       VALUE         SHARES                 SECURITY DESCRIPTION             VALUE
-- -------  -------------------------------------------------    ---------  --------------------------------------------------------

APPAREL & ACCESSORY STORES - 2.7%                                ELECTRIC, GAS & SANITARY SERVICES - 4.6%
      7,300 Payless ShoeSource, Inc. +              $ 420,846        14,000 Allete, Inc.                                   $ 379,400
     20,200 Wilsons The Leather Experts, Inc. +       282,801         8,300 TXU Corp.                                        426,620
                                                 -------------       22,900 Union Fenosa SA                                  420,669
                                                      703,647                                                       ----------------
                                                 -------------                                                             1,226,689
                                                                                                                    ----------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.6%
     17,900 Central Parking Corp.                     410,627
                                                 -------------   ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                                                                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.7%
BUILDING CONSTRUCTION-GENERAL CONTRACTORS &                          20,000 Amkor Technology, Inc. +                         124,400
   OPERATIVE BUILDERS - 8.4%                                         13,579 Draka Holding NV                                 321,864
     77,700 Barratt Developments plc                  497,447         9,700 Maytag Corp.                                     413,705
     58,400 Bellway plc                               434,206         2,800 Samsung Electronics Co. GDR *                    384,440
    128,900 Crest Nicholson plc                       430,793         9,000 Samsung SDI Co. Ltd.                             697,280
     63,900 Persimmon plc                             388,155        13,300 STMicroelectronics NV                            331,669
     25,500 Yit-Yhtyma Oy                             465,912       240,000 Vtech Holdings Ltd. +                            287,703
                                                 -------------                                                      ----------------
                                                    2,216,513                                                              2,561,061
                                                 -------------                                                      ----------------

BUSINESS SERVICES - 1.5%                                         FOREIGN DEPOSITORY INSTITUTIONS - 4.4%
     24,443 Cendant Corp. +                           388,156        20,363 ABN AMRO Holding NV                              369,841
                                                 -------------       31,400 Banco Bilbao Vizcaya Argentaria, SA              355,081
                                                                     79,600 DnB Holding ASA                                  433,852
CHEMICALS & ALLIED PRODUCTS - 1.5%                                                                                  ----------------
     48,600 Methanex Corp. +                          400,396                                                              1,158,774
                                                 -------------                                                      ----------------

                                                                 GENERAL MERCHANDISE STORES - 1.5%
COMMUNICATIONS - 3.3%                                                 7,200 Sears, Roebuck & Co.                             390,960
    170,000 Total Access Communication Public         173,400                                                      ----------------
            Co. Ltd. +                                           INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
      9,900 Verizon Communications, Inc.              397,485    EQUIPMENT - 7.5%
     35,600 WPP Group plc                             300,633
                                                 -------------      190,480 ASM Pacific Technology Ltd.                      418,827
                                                      871,518        76,369 Fedders Corp.                                    203,905
                                                 -------------       13,200 KCI Konecranes International                     443,246
                                                                     12,700 Kone Oyj B Shares                                376,285
DEPOSITORY INSTITUTIONS - 12.9%                                       9,450 Toro Co.                                         541,863
     21,200 Abington Bancorp, Inc.                    423,788                                                       ----------------
     11,400 Astoria Financial Corp.                   365,370                                                              1,984,126
     13,800 Hawthorne Financial Corp. +               447,258                                                       ----------------
     34,000 Horizon Bank & Trust Co. +                437,750
     31,500 Ipswich Bancshares, Inc.                  643,230    INSURANCE CARRIERS - 7.6%
     18,000 South Financial Group, Inc.               403,362         5,700 Anthem, Inc.  +                                  383,154
     24,900 Warren Bancorp, Inc.                      296,808         8,800 Oxford Health Plans, Inc.  +                     408,848
     10,860 Webster Financial Corp.                   415,286        15,600 PacifiCare Health Systems, Inc.  +               424,320
                                                 -------------      430,000 Sanlam Ltd.                                      358,276
                                                    3,432,852         5,500 WellPoint Health Networks, Inc. +                427,955
                                                 -------------                                                      ----------------
                                                                                                                           2,002,553
                                                                                                                    ----------------


See Notes to Financial Statements           3




------------------------------------------------------------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS (unaudited) (concluded)
JUNE 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

   SHARES                 SECURITY DESCRIPTION       VALUE         SHARES                 SECURITY DESCRIPTION              VALUE
-- -------  -------------------------------------------------    ---------  --------------------------------------------------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;                 RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 4.3%
PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.4%                          21,400 Continental AG +                               378,320
     62,100 Spectranetics Corp.  +                  $ 125,442        343,700 Pirelli SpA                                    366,602
     10,600 Teradyne, Inc. +                          249,100         13,000 Trex Co., Inc. +                               408,200
                                                   -------------                                                      -------------
                                                      374,542                                                             1,153,122
                                                   -------------                                                      -------------
                                                                 TRANSPORTATION EQUIPMENT - 3.0%
METAL MINING - 2.5%                                                  24,900 Ford Motor Co.                                $ 398,400
     74,700 BHP Billiton Ltd.                         407,074         7,900 PSA Peugeot Citroen                             410,008
     39,595 Palabora Mining Co. +                     245,797                                                        ---------------
                                                 -------------                                                              808,408
                                                      652,871                                                       ---------------
                                                 -------------
                                                                 WHOLESALE TRADE-DURABLE GOODS - 2.1%
                                                                     25,000 AU Optronics Corp. ADR +                        207,750
MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.5%                        57,000 WESCO International, Inc. +                     359,100
    162,400 FKI plc                                   388,034                                                       ---------------
                                                 -------------                                                              566,850
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 1.2%
      8,600 Christian Dior SA                         331,249
                                                 -------------   TOTAL COMMON STOCK (COST $24,075,080)                 $ 26,088,615
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 3.3%
     33,000 Repsol YPF SA                             389,144
     45,700 Sasol Ltd.                                487,601    PREFERRED STOCK - 0.1%
                                                 -------------      5,409 Cierra Photonics, Inc. + #                         25,008
                                                      876,745             (Cost $25,008)                            ---------------
                                                 -------------

PAPER & ALLIED PRODUCTS - 7.3%                                   REAL ESTATE INVESTMENT TRUST - 1.6%
    134,000 Jefferson Smurfit Group plc +             410,259     14,000  Equity Office Properties Trust                    421,400
     21,600 Norske Skogsindustrier ASA                402,983              (Cost $406,117)                          ---------------
     50,000 Sappi Ltd.                                703,225
     11,900 Svenska Cellulosa AB                      423,419
                                                 -------------
                                                    1,939,886
                                                -------------   CERTIFICATES OF DEPOSIT - 0.0%
                                                                Principal
                                                                  AMOUNT
                                                                 ------
PRIMARY METAL INDUSTRIES - 3.1%                                  $1,347 Middlesex Savings Bank,
                                                                         5.65%, 5/28/03                                       1,347
     11,400 Ametek, Inc.                              424,650     1,313 Stoneham Savings Bank,                                1,313
      7,100 Impala Platinum Holdings Ltd.             393,784            5.22%, 2/28/04                             ---------------
                                                 -------------   TOTAL CERTIFICATES OF DEPOSIT (COST $2,660)                $ 2,660
                                                      818,434                                                       ---------------
                                                 -------------
REAL ESTATE - 1.6%
     146,600 Countryside Properties plc                430,602
                                                 -------------   TOTAL INVESTMENTS IN SECURITIES - 100.2%               $26,537,683
                                                                 (COST $24,508,865)
                                                                 OTHER ASSETS & LIABILITIES, NET - (0.2)%                   (58,112)
 ----------------------------------------------------            TOTAL NET ASSETS - 100.0%                          ----------------
ADR    American Depositary Receipt                                                                                      $26,479,571
                                                                                                                    ================
GDR    Global Depositary Receipt
+      Non-income producing security.
*      Securities that may be resold to "Qualified institutional
       buyers" under rule 144A or pursuant to Section 4 (2) of the
       Securities Act of 1933, as amended.  These securities have been determined to be liquid by the adviser pursuant to
       procedures approved by the Board of Trustees.
#     Security valued at fair market value pursuant to procedures approved by the Board of Trustees.



See Notes to Financial Statements          4

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES (unaudited)
JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS
  Total investments, at value (Cost $24,508,865) (Note 2)                                        $ 26,537,683

  Receivables:
    Investment securities sold                                                                        952,370
    Fund shares sold                                                                                    7,465
    Interest, dividends and other assets                                                               66,154

  Organization costs, net of amortization (Note 2)                                                      8,666
                                                                                           -------------------
Total Assets                                                                                       27,572,338
                                                                                           -------------------
LIABILITIES
  Payable to custodian                                                                              1,048,608

Accrued Liabilities:
  Advisory fees (Note 3)                                                                               23,352
  Administration fees (Note 3)                                                                          2,500
  Custody fees (Note 3)                                                                                 5,027
  Transfer agency fees (Note 3)                                                                         3,054
  Other                                                                                                10,226
                                                                                           -------------------
Total Liabilities                                                                                   1,092,767
                                                                                           -------------------
NET ASSETS                                                                                       $ 26,479,571
                                                                                           ===================
COMPONENTS OF NET ASSETS
  Paid-in capital                                                                                $ 23,638,092
  Undistributed net investment income                                                                  58,427
  Net realized gain on investments, options and foreign currency transactions                         752,767
  Unrealized appreciation of investments and foreign currency transactions                          2,030,285
                                                                                           -------------------
NET ASSETS                                                                                       $ 26,479,571
                                                                                           ===================
Net Asset Value, offering and redemption price per share:
  Based on net assets of $26,479,571 and 2,836,621 shares of beneficial interest outstanding           $ 9.33




See Notes to Financial Statements           5




--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS (unaudited)
SIX MONTHS ENDED JUNE 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividend income (net of foreign withholding taxes $29,364)                                    $ 323,688
     Interest income                                                                                  11,154
Total Investment Income                                                                           -----------
                                                                                                     334,842
                                                                                                  -----------
EXPENSES
     Investment advisory fees (Note 3)                                                               117,780
     Administration fees (Note 3)                                                                     20,000
     Transfer agency fees (Note 3)                                                                    16,688
     Custody fees (Note 3)                                                                            11,569
     Accounting fees (Note 3)                                                                         25,000
     Auditing fees                                                                                     9,500
     Compliance fees                                                                                  15,060
     Trustees fees and expenses                                                                          375
     Reporting expenses                                                                                3,750
     Amortization of organization costs (Note 2)                                                       4,000
     Miscellaneous expenses                                                                            7,600
                                                                                                 ------------
Total Expenses                                                                                       231,322
     Fees waived (Note 6)                                                                            (25,400)
                                                                                                 ------------
Net Expenses                                                                                         205,922
                                                                                                 ------------
NET INVESTMENT INCOME                                                                                128,920
                                                                                                 ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
     OPTIONS AND FOREIGN CURRENCY TRANSACTIONS

     Net realized gain on investments                                                              1,000,800
     Net realized gain on options                                                                      5,884
     Net realized gain on foreign currency transactions                                                1,082
                                                                                                 ------------
Net Realized Gain on Investments, Options and Foreign Currency Transactions                        1,007,766
                                                                                                 ------------
     Net change in unrealized appreciation on investments                                          1,175,441
     Net change in unrealized depreciation on options                                                 (4,509)
     Net change in unrealized appreciation on foreign currency transactions                            2,479
                                                                                                 ------------
Net Change in Unrealized Appreciation on Investments, Options and
     Foreign Currency Transactions                                                                 1,173,411
                                                                                                 ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
     OPTIONS AND FOREIGN CURRENCY TRANSACTIONS                                                     2,181,177
                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $ 2,310,097
                                                                                                 ============

See Notes to Financial Statements         6

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   (unaudited)
                                                                 January 1, 2002         June 1, 2001*       June 1, 2000
                                                                       to                     to                  to
                                                                  June 30, 2002      December 31, 2001       May 31, 2001
                                                               --------------------  --------------------- -----------------
OPERATIONS
  Net investment income (loss)                                           $ 128,920              $ (18,297)        $ 136,445
  Net realized gain (loss) on investments, options
    and foreign currency transactions                                    1,007,766                733,524          (975,882)
  Net change in unrealized appreciation (depreciation)
    on investments, options and foreign currency
    transactions                                                         1,173,411             (1,593,842)        2,382,371
                                                               --------------------  --------------------- -----------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                                        2,310,097               (878,615)        1,542,934
                                                               --------------------  --------------------- -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                          -               (130,009)          (50,940)
  In excess of net investment income                                             -                (69,190)                -
  Net realized gain on investments                                               -                      -          (928,513)
                                                               --------------------  --------------------- -----------------
Total Distributions to Shareholders                                              -               (199,199)         (979,453)
                                                               --------------------  --------------------- -----------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                        19,973,911             10,248,459         1,397,534
  Reinvestment of distributions                                                  -                195,604           978,289
  Fee charge on redemption of shares (Note 7)                              100,728                      -                 -
  Redemption of shares                                                 (12,830,268)           (10,942,398)       (3,705,130)
                                                               --------------------  --------------------- -----------------
Net Increase (Decrease) from Capital Share
  Transactions                                                           7,244,370               (498,335)       (1,329,307)
                                                               --------------------  --------------------- -----------------
Net Increase (Decrease) in Net Assets                                    9,554,467             (1,576,149)         (765,826)

NET ASSETS
  Beginning of Period                                                   16,925,104             18,501,253        19,267,079
  End of Period (A)                                                   $ 26,479,571           $ 16,925,104      $ 18,501,253
                                                               ====================  ===================== =================
SHARE TRANSACTIONS
  Sale of shares                                                         2,086,405              1,285,700           172,776
  Reinvestment of distributions                                         (1,363,177)                24,420           128,326
  Redemption of shares                                                           -             (1,351,186)         (454,016)
                                                               --------------------  --------------------- -----------------
Net Increase (Decrease) in Shares                                          723,228                (41,066)         (152,914)
                                                               ====================  ===================== =================
(A) Accumulated undistributed (distributions in excess of)
   net investment income                                                  $ 58,427              $ (70,493)        $ 133,430
                                                               ====================  ===================== =================


-------------------------------------------------------
* Effective  June 1, 2001,  the Fund  changed its fiscal year end from May 31 to
December 31.


See Notes to Financial Statements         7

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These  financial  highlights  reflect  selected  per share data and ratios for a share outstanding throughout each period:

                                               (unaudited)
                                             January 1, 2002    June 1, 2001 (b)      June 1, 2000   June 1, 1999   June 1, 1998 (a)
                                                   to                  to                  to             to             to
                                              June 30, 2002     December 31, 2001     May 31, 2001   May 31, 2000   May 31, 1999
                                             ----------------  --------------------  --------------- -------------- --------------


NET ASSET VALUE, Beginning of Period                   $8.01                 $8.59            $8.35          $8.61         $10.00
                                             ----------------  --------------------  --------------- -------------- --------------
INVESTMENT OPERATIONS
  Net investment income (loss)                          0.05                  -(c)             0.06           0.07           0.06
  Net realized and unrealized gain (loss)
    on investments, options and
    foreign currency transactions                       1.23                 (0.48)            0.63           0.32          (1.27)
                                             ----------------  --------------------  --------------- -------------- --------------
Total from Investment Operations                        1.28                 (0.48)            0.69           0.39          (1.21)
                                             ----------------  --------------------  --------------- -------------- --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                    -                 (0.06)           (0.02)         (0.31)         (0.04)
  In excess of net investment income                       -                 (0.04)              -               -              -
  Net realized gain on investments, options
     and foreign currency transactions                     -                     -            (0.43)         (0.34)         (0.14)
                                             ----------------  --------------------  --------------- -------------- --------------
Total Distributions to Shareholders                        -                 (0.10)           (0.45)         (0.65)         (0.18)
                                             ----------------  --------------------  --------------- -------------- --------------

Redemption fee (d)                                      0.04                     -                -              -              -
                                             ----------------  --------------------  --------------- -------------- --------------
NET ASSET VALUE, End of Period                         $9.33                 $8.01            $8.59          $8.35          $8.61
                                             ================  ====================  =============== ============== ==============

TOTAL RETURN                                          16.48%               (5.64)%            8.98%          4.37%       (11.95)%

RATIO/SUPPLEMENTARY DATA
Net assets at end of period (000's omitted)          $26,480               $16,925          $18,501        $19,267        $19,388
Ratios to Average Net Assets
   Expenses                                            1.75% (e)             1.75% (e)        1.75%          1.75%          1.75%
   Expenses, excluding waiver of fees                  1.96% (e)             2.24% (e)        2.05%          2.12%          2.06%
   Net investment income                               1.09% (e)           (0.18)% (e)        0.74%          0.70%          0.63%

PORTFOLIO TURNOVER RATE                                  22%                   36%              34%            38%            51%


---------------------------------------------
(a)  Commencement of operations.
(b)  Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.
(c)  Net investment income (loss) for the Fund was (0.0017).
(d)  Calculated based on average shares outstanding during the period.
(e)  Annualized.



See Notes to Financial Statements        8

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)
JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to the Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Generally, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined pursuant to procedures established by the Trust's Board of Trustees. On June 30, 2002, the Fund held a security valued at fair value amounting to $25,008 or 0.1%, of the Fund's net assets. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Foreign short-term investments are valued at the current market price, then marked-to-market to recognize any gain or loss on the transaction.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Generally, dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain or loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

ORGANIZATION COSTS - Costs incurred by the Fund in connection with its organization are amortized using the straight-line method over a five-year period.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust is comprised of 23 active fund series, and it accounts separately for the assets and liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 3.  ADVISORY  FEES,  SERVICING  FEES AND OTHER  TRANSACTIONS  WITH  RELATED
PARTIES

INVESTMENT ADVISER - The investment adviser to the Fund is Polaris Capital Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the average daily net assets of the Fund.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $150 million, subject to a minimum fee of $40,000 per year.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives an annual fee of $24,000, certain shareholder account fees and out-of-pocket expenses.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") with respect to the Fund under which FAdS is authorized to enter into shareholder service agreements with financial institutions and other persons who provide services for and maintain shareholder accounts as set forth in the Plan. Under the Plan, the Trust, through FAdS, pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. The Fund did not pay any shareholder service fees pursuant to the Plan for the six months ended June 30, 2002.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, $2,900 for the preparation of tax returns, certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions made by the Fund and out-of-pocket expenses. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual maintenance fee as well as certain other transaction fees.


NOTE 4.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, totaled $12,437,239 and $4,970,929, respectively, for the six months ended June 30, 2002.

The cost basis of investment securities owned as of June 30, 2002, was $24,508,865, and the net unrealized appreciation of investment securities was $2,028,818. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $4,196,233, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $2,167,415.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)
JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 5. WRITTEN OPTION TRANSACTIONS

                                                                               CALLS
                                                         ------------------------------------------------
                                                           PRINCIPAL AMOUNTS
                                                              OF SHARES                 PREMIUMS
                                                              ----------                --------

       OUTSTANDING, DECEMBER 31, 2001                              55                   $  5,884

       Options written                                              -                          -
       Options terminated in closing transactions                   -                          -
       Options exercised                                            -                          -
       Options expired                                            (55)                    (5,884)
                                                         ----------------------   -----------------------

       OUTSTANDING, JUNE 30, 2002                                   -                          -
                                                         ======================   =======================


NOTE 6. WAIVER OF FEES

The Adviser and FAdS have voluntarily waived fees of $20,400 and $5,000, respectively, for the six months ended June 30, 2002.

NOTE 7.  REDEMPTION FEES

Effective January 13, 2002, the Fund began charging a 1.00% redemption fee for share redemptions or exchanges within 180 days of purchase. This redemption fee will not apply to redemptions or exchanges of shares purchased prior to January 13, 2002 or redemptions or shares exchanged after 180 days from the date of purchase. Redemption fees collected by the Fund during the six months ended June 30, 2002 totaled $100,728.

                                                     [LOGO GRAPHIC OMITTED]

                                                    POLARIS GLOBAL VALUE FUND




            INVESTMENT ADVISER                         SEMI-ANNUAL
     Polaris Capital Management, Inc.
            125 Summer Street                             REPORT
            Boston, MA 02110
                                                      JUNE 30, 2002

             DISTRIBUTOR
       Forum Fund Services, LLC
         Two Portland Square
         Portland, ME 04101


            TRANSFER AGENT
     Forum Shareholder Services, LLC
          Two Portland Square                            POLARIS
          Portland, ME 04101                      CAPITAL MANAGEMENT, INC.
                                                 http://www.polarisfund.com

This report is for the information of the shareholders
         of the Polaris Global Value Fund.
   Its use in connection with any offering of the Fund's shares is authorized only when preceded or accompanied by the Fund's current prospectus.